EXHIBIT 23.2





                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement of MAF Bancorp, Inc. on Form S-4 of our report dated October 24, 2002 on the financial statements of Fidelity Bancorp, Inc. and to the reference to us under the heading "Experts" in the proxy statement/prospectus which is a part of the Registration Statement.



                                                /s/ Crowe Chizek and Company LLC

Oak Brook, Illinois
June 4, 2003